Income taxes	6 Months Ended
Apr. 30, 2022
Text Block [Abstract]
Income taxes

Note 9 Income taxes
Government of Canada budget 2022
On April 7, 2022, the Government of Canada pres
e
nted its 2022 budget, which included proposals for a Canada Recovery Dividend (CRD), a one-time 15% tax for 2022 determined based on 2021 taxable income above $1 billion and payable in equal installments over five years, as well as a permanent increase in the corporate income tax rate of 1.5% on taxable income above $100 million that would apply to taxation years that end after April 7, 2022. For our tax year ending October 31, 2022, the additional 1.5% tax would be prorated based on the number
of days in the taxation year after April 7, 2022.
Legislation

relating to these proposed measures has yet to be issued and timing of enactment remains uncertain. While the ultimate impact will depend on the final legislation, the CRD is expected to reduce our net income when substantively enacted.
Tax examinations and assessments
During the second quarter of 2022, we received proposal letters (the Proposals) from the Canada Revenue Agency (CRA), in respect of the 2017 taxation year, which suggest that Royal Bank of Canada owes additional taxes of approximately $237 million as they denied the deductibility of certain dividends. This amount represents the maximum additional taxes owing for that year. The Proposals are consistent with the previously received reassessments as described in Note 21 of our 2021 Annual Consolidated Financial Statements. It is possible that the CRA will reassess us for significant additional income taxes for subsequent years on the same basis.
In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.